June 11, 2014 Peabody Energy Investor Meetings Exhibit 99.1

Statement on Forward-Looking Information Certain statements in this press release are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. The company uses words such as “anticipate,” “believe,” “expect,” “may,” “forecast,” “project,” “should,” “estimate,” “plan,” “outlook,” “target” or other similar words to identify forward-looking statements. These forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of June 11, 2014. These factors are difficult to accurately predict and may be beyond the company’s control. The company does not undertake to update its forward-looking statements. Factors that could affect the company’s results include, but are not limited to: global supply and demand for coal, including the seaborne thermal and metallurgical coal markets; price volatility and customer procurement practices, particularly in higher-margin products and in the company’s trading and brokerage businesses; impact of alternative energy sources, including natural gas and renewables; global steel demand and the downstream impact on metallurgical coal prices; impact of weather and natural disasters on demand, production and transportation; reductions and/or deferrals of purchases by major customers and ability to renew sales contracts; credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, banks and other financial counterparties; geologic, equipment, permitting, site access and operational risks related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; impact of take-or-pay agreements with rail and port commitments for the delivery of coal; successful implementation of business strategies; negotiation of labor contracts, employee relations and workforce availability; changes in postretirement benefit and pension obligations and funding requirements; replacement and development of coal reserves; availability, access to and related cost of capital and financial markets; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which the company has operations or serves customers; legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements; changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations; litigation, including claims not yet asserted; and other risks detailed in the company’s reports filed with the Securities and Exchange Commission (SEC). Adjusted EBITDA is defined as (loss) income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expenses, depreciation, depletion and amortization, asset impairment and mine closure costs, charges for the settlement of claims and litigation related to previously divested operations and amortization of basis difference associated with equity method investments. Adjusted EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with United States GAAP. Management uses Adjusted EBITDA as the primary metric to measure segment operating performance and also believes it is useful to investors in comparing the company’s current results with those of prior and future periods and in evaluating the company’s operating performance without regard to its capital structure or the cost basis of its assets. Adjusted (Loss) Income from Continuing Operations and Adjusted Diluted EPS are defined as (loss) income from continuing operations and diluted earnings per share from continuing operations, respectively, excluding the impacts of asset impairment and mine closure costs and charges for the settlement of claims and litigation related to previously divested operations, net of tax, and the remeasurement of foreign income tax accounts on our income tax provision. The income tax benefits related to asset impairment and mine closure costs and charges for the settlement of claims and litigation related to previously divested operations are calculated based on the enacted tax rate in the jurisdiction in which they have been or will be realized, adjusted for the estimated recoverability of those benefits. Management has included these measures because, in the opinion of management, excluding those foregoing items is useful in comparing the company’s current results with those of prior and future periods. Management also believes that excluding the impact of the remeasurement of foreign income tax accounts represents a meaningful indicator of the company's ongoing effective tax rate. 6/11/14 2

Coal: World’s Fastest Growing Major Fuel; Expected to Be Largest Energy Source Rely on low-cost coal to fuel growing economies and raise standards of living 3 Emerging Countries Developed Countries U.S. Demand Long-Term Demand Returning to coal and adding new coal-fueled generation Coal remains largest and lowest-cost source of electricity generation in the U.S. Urbanization and industrialization trends expected to drive sustained long-term coal demand growth

Peabody Overview: Our Approach Begins by Answering a Question 4 How to Design the Best Positioned Coal Company? Global Scope Superior Asset Base Low Cost U.S. Position Strong Metallurgical Coal Portfolio Competitive Advantage Proven Track Record Targeting highest-growth markets with tier one assets in U.S. West, U.S. Midwest and Australia 8 billion tons of coal reserves and ~500,000 acres of surface land in U.S. and Australia Largest producer in Southern Powder River Basin with world’s most productive coal mine Largest seaborne low-vol PCI supplier and leading seaborne metallurgical coal presence Superior margins to peers; sound financial position with strong liquidity Operational excellence; well-capitalized platform; strong portfolio management Reserves and acres of surface land based on 2013 10-K filing.

Global Coal Markets 5

Expanding Global Energy Needs Lead to Rising Coal Demand 6 Global Coal Demand (MTOE) Global Energy Demand (MTOE) Global Electricity Use (TWh) 0 3,000 6,000 9,000 12,000 15,000 18,000 2010 2020P 2030P 0 6,000 12,000 18,000 24,000 30,000 36,000 2010 2020P 2030P 0 1,000 2,000 3,000 4,000 5,000 2010 2020P 2030P Source: Peabody Energy Analytics; International Energy Agency (IEA), 2013 World Energy Outlook. Energy and coal demand in Million Tonnes of Oil Equivalent (MTOE). Electricity use in terawatt-hours (TWh). +38% +69% +48%

Increasing Urbanization in Asia Continues to Drive Record Global Coal Demand ● Urbanization trends lead to greater coal use to fuel growing electricity and steel demand ● More than 70 million people expected to be added to cities each year through 2020 ● Coal is the only affordable fuel, at scale, to meet rising energy needs Source: United Nations, Department of Economic and Social Affairs, Population Division “World Urbanization Prospects: The 2011 Revision”. Global Urban Population (Millions) 7 200,000 People Added to Cities Each Day 0 1,000 2,000 3,000 4,000 2010 2015P 2020P

Coal: Least Expensive and Most Reliable Form of Electricity Generation 8 Source: Peabody Energy Analytics. Coal: ● Only a fraction of other fuels’ costs ● Provides baseload power; easily transported ● Energy dense, abundant and increasingly uses advanced technologies

Policies, Security and Economics Driving Greater Global Coal Use 9 United States Coal increases market share in past 2 years Australia Coal exports rising and strong push by government to repeal carbon tax Europe Energy security crisis emphasizes advantage of coal Japan Coal use increases 13 months in a row China Using technology and incentives to reduce emissions and increase coal use Source: Peabody Global Analytics. Data for U.S. and Japan through May 2014. Japan data year-over-year. Germany is brown coal for electricity production. South Africa One of many nations solving energy poverty with coal- fueled solutions Germany Highest coal use since 1990 India One of world’s fastest growing coal importers

0 200 400 600 800 1,000 1,200 2013E 2016P 2020P New Generation Expected to Drive Significant Global Thermal Coal Demand ● New coal-fueled generation of ~250 GW projected by 2016 – Requires 750 million tonnes of new annual coal production at expected capacity utilization ● China and India imports likely to grow ~100 million tonnes in next three years 955 Projected Seaborne Thermal Coal Demand (Tonnes in Millions) 1,200 China Other Pacific India Atlantic Source: Peabody Global Analytics, McCloskey, other industry sources. 10 +85 +70 +115 -15 Coal to Account for 40% of Global Electricity Generation Growth 1,075

70 545 0 200 400 600 800 1,000 India China K g/ C ap ita Metallurgical Coal Essential for Rising Steel Production in Emerging Countries 2014 Steel Consumption Per Capita Source: Peabody Global Analytics. ~500 Million Tonnes of Metallurgical Coal Required to Reach Stable Stage Steel Intensity of Developed Asian Countries (850 Kg/Capita) 11 ● Historic growth in India and China driving increased metallurgical coal demand ● Significant steel increases required to reach levels of developed economies ● Greater imports needed to meet metallurgical coal needs – Global metallurgical coal demand expected to rise 20 – 40 million tonnes per year ● Projected long-term fundamentals remain sound on increasing urbanization in Asia

Growing PCI Market Allows Steel Producers to Offset Higher-Cost Coke ● Pulverized Coal Injection a low-cost substitute for coke made from coking coal – 1 ton of low-vol PCI replaces 1.3 tons of hard coking coal ● Modern blast furnaces can use up to 25% PCI ● Majority of high quality low-vol PCI supply from Australia; Peabody largest seaborne supplier 12 Source: Peabody Global Analytics. 120 165 195 0 50 100 150 200 250 2010 2015P 2020P Expected PCI Demand Growth (Tonnes in Millions)

Global Seaborne Supply Growth to Slow; Fundamentals to Gradually Improve 13 Source: Peabody Global Analytics. 0 200 400 Other Mongolia Canada South Africa Colombia U.S. Russia Australia Indonesia 2014 Global Exports (Tonnes in Millions) Total 2014 Exports: 1,300 Million Tonnes Metallurgical Thermal ● End of supply growth phase that began in 2012 on higher prices ● Most new projects have been completed; higher- cost mine closings accelerating ● Significant reduction in capital spending limits future supply growth

Source: USDA 2011; Energy Information Administration 2012; U.S. EPA Air Trends Data, 2012; Peabody analysis 2012. GDP in 2005 dollars. China Expected to Follow U.S. Path of Greater Coal Use and Lower Emissions U.S. Emissions Rate Declines 89% Since 1970; Coal Use Rises 173% 14 P itt sb ur gh 1 95 0s To da y -100% -50% 0% 50% 100% 150% 200% GDP per Capita Regulated Emissions/MWh from Coal Coal-Based Power Generation - 89% + 116% + 173% 1970 2011 2000 1990 1980

U.S. Coal Increases Market Share; Fuels 42% of Electricity Generation in the U.S. Source: Peabody Global Analytics and EIA. YTD through April 2014. 15 31% 42% 31% 23% 19% 20% 19% 15% 0% 10% 20% 30% 40% 50% April 2012 April 2014 ● U.S. coal use rebounds materially in the U.S. in past two years ● Gas share reduced on rising natural gas prices ● Coal use up 7% YTD; Gas generation down 4% ● Southern Powder River Basin and Illinois Basin coal very competitive with natural gas – SPRB: $2.50 – $2.75 – ILB: $3.50 – $3.75 – CAPP: $4.50+ Share of U.S. Electric Power Sector Generation C oa l N at ur al G as N uc le ar Ot he r

40 50 60 70 80 90 100 $6 $7 $8 $9 $10 $11 $12 $13 $14 $15 $16 $17 SPRB Prices at 30-Month High on Rising Coal Demand, Declining Stockpiles ● SPRB stockpiles below normal at 48 days use; ~50% below 2012 peak levels – Some customer inventories are at less than 10 days use ● SPRB prices up ~30% in last 6 months ● U.S. coal demand expected to increase 35 – 45 million tons in 2014 Source: Peabody Global Analytics and EIA. Stockpiles as of end of April 2014. 16 SPRB Utility Inventories and Spot Price (Stockpiles Days Use) Price Stockpiles January 2008 April 2014

Source: Peabody Global Analytics. SPRB and Illinois Basin: 100 Million Ton Demand Increase Forecasted by 2016 Expected SPRB and ILB Generation Demand (Tons in Millions) +35 0 200 400 600 2013 Retirements Utilization Switching 2016P -60 +60 515 615 17 +100 SPRB and ILB +100 ● Significant coal-fueled generation of ~250 GW projected to remain on line in 2016 ● Increased power plant utilization and basin switching expected to more than offset retirements – Current coal fleet utilization only 60% of capacity, remaining fleet has potential to run at 80%

0 2,000 4,000 6,000 8,000 10,000 2013E 2016P 2020P ROW China India Annual World Coal Use Expected to Grow 700 Million Tonnes Over Next Three Years ● Coal is the world’s fastest growing major fuel ● Record global coal use expected to continue on growing electricity and steel demand ● IEA and other observers project that coal will overtake oil as world’s largest energy source in coming years Source: Peabody Global Analytics. Expected Global Coal Demand (Tonnes in Millions) 2,925 3,075 4,570 4,130 890 780 7,835 8,535 18 9,161 1,069 4,907 3,185

Peabody Energy Overview 19

20 Delivering on Long-Term Journey to Reshape Peabody’s Asset Base • Diverse Global Platform • Largest U.S. Producer • Largest Producer and Reserve Holder in SPRB • Largest Seaborne Supplier of Low-Vol PCI Coal • Third-Largest Australian Reserve Holder • Fifth-Largest Global Seaborne Metallurgical Coal Supplier Leading Position in High-Growth Low-Cost U.S. Basins Strong Global Presence in High-Growth Markets Strategy Results • 3 Major Acquisitions and Mine Expansions in Australia • Increased PRB and ILB Investments • Expansion of Trading Offices • Enter China and Mongolia • Exit from Appalachia Operations Actions

Peabody: World’s Largest Private-Sector Coal Company Metallurgical and Thermal Coal Customers in 25+ Countries Essen Beijing Ulaanbaatar Urumqi Jakarta Balikpapan New Delhi Brisbane, QLD Newcastle, NSW London (From U.S.) St .Louis, MO Singapore Mining Operations and Trading Sales Reserves SPRB 135 3.4 Midwest 26 3.2 Southwest 16 0.5 Colorado 7 0.2 Australia 35 0.9 Trading 32 - Total Tons 252 8.3 Million Billion Reported 2013 sales volumes. Reserves based on 2013 10-K filing. Total sales and reserves variances are based on rounding calculations. Green shading indicates countries served by Peabody. (to Europe) Operating Regions Customers Served Corporate Office Regional Offices Trading/Business Development Offices Coal Flows 21

Peabody’s Core Strengths Targeted to Long-Term Value Creation 22 Superior Asset Base • Leading reserve position • Geographic diversity • Access to high growth markets • Leading presence in PRB and ILB Best-In- Class Operations • Continuous focus on safety • Strong operating performance • Technology- driven process improvements • Aggressive cost containment Sound Financial Position • Well-capitalized platform • Strong liquidity • No significant near-term debt maturities • Opportunistic sales of non- core assets Major Growth Potential • Long-term expansion opportunities • Asian partnerships and joint ventures • Thought leader in sustainable mining, energy access and clean coal solutions

Competitive Advantage: Productive, Low-Cost SPRB and Western Assets 23 ● North Antelope Rochelle Mine – World’s largest and most productive coal mine – Produces ~110 million tons per year – 2.3 billion tons of reserves ● El Segundo Mine – Most productive U.S. mine outside of the PRB – Produces ~9 million tons per year – ~160 million tons of reserves Largest Producer and Reserve Holder in SPRB North Antelope Rochelle Mine Production and reserves based on 2013 10-K filing.

Midwest Portfolio Well Positioned: Anchored by Key Mines 24 ● Bear Run Mine – Largest surface mine in Eastern U.S. – Produces 8+ million tons per year – Nearly 275 million tons of reserves ● Gateway Mine – Gateway North to extend production in 2015 – Produces nearly 3 million tons per year Peabody Illinois Basin Operating Base Strategically Located to Serve Local Market 26 Million Tons Shipped in 2013; 3 Billion Tons of Reserves Production and reserves based on 2013 10-K filing.

25 22 – 25 ~ 8 15 – 17 Peabody’s Australia Strategy: Best Access to High-Growth Asian Market ● Australia holds competitive advantage over other nations with mines close to ports; ports near high- growth markets ● Peabody has substantial high-quality coal base; 925 million tons of reserves ● Significant operational synergies with existing mines and potential future developments Reserves based on 2013 10-K filing.

Driving Further Progress at Australian Metallurgical and Thermal Mines ● Completing ramp up of new longwall top coal caving system at North Goonyella Mine ● New longwall at Metropolitan Mine targets higher productivity ● Completing successful owner-operator conversion initiatives with Moorvale PCI Mine in second half of 2014 ● Productivity improves 20% at PCI mines in 2013 ● Wilpinjong Mine: 13 million tons per year; among lowest cost coal mines in Australia ● Wambo Mine provides high-quality, low-ash thermal export coal ● 35 to 37 million tons of coal sales – 16 – 17 million tons of metallurgical coal – 11 – 12 million tons of seaborne thermal coal ● Average costs in the low-to-mid $70 per ton 26 Metallurgical Coal Operations Thermal Coal Operations 2014 Targets

Well-Capitalized Platform Allows Low Capital Spending for Multiple Years 27 ● Capex reduced 67% in 2013; 2014 capex target at $250 – $295 million ● First quarter capital expenditures lowest in 10 years ● Sustaining capital trending below historical range of $1.25 – $1.75/ton • SPRB Recapitalization • Mine Development in Midwest and Southwest U.S. Major Projects • Owner-Operator Conversions in Australia • Multiple Australian Mine Expansions Australia Major Projects

Peabody’s Gross Margins Average Over 40% Above NYSE Peers 28 Source: Company filings. 3-year average is 2011– 2013. Peabody gross margins from mining operations and excludes depreciation, depletion, and amortization and asset retirement obligation expenses; U.S. peer gross margins include ACI, ANR, CLD, PCX and WLT in years of operation. ● Ongoing cost reduction efforts help to offset impacts of lower pricing ● Peabody margins greater than peer average through cycles ● Contracting strategies, location of assets and continued productivity programs drive outperformance Peabody U.S. Peer Average 3-Year Gross Margins 19% 27%

Peabody Energy: Best Positioned Coal Company 29 Global Scope Superior Asset Base Low Cost U.S. Position Strong Metallurgical Coal Portfolio Competitive Advantage Proven Track Record Targeting highest-growth markets with tier one assets in U.S. West, U.S. Midwest and Australia 8 billion tons of coal reserves and ~500,000 acres of surface land in U.S. and Australia Largest producer in Southern Powder River Basin with world’s most productive coal mine Largest seaborne low-vol PCI supplier and leading seaborne metallurgical coal presence Superior margins to peers; sound financial position with strong liquidity Operational excellence; well-capitalized platform; strong portfolio management Reserves and acres of surface land based on 2013 10-K filing.

PeabodyEnergy.com AdvancedEnergyForLife.com

Appendix:
Reconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Financial Measures (Unaudited)

(Dollars in millions, except per share data)	Quarter Ended			Year Ended	
	Mar. 31	Jun. 30, 2014		Dec. 31,	
	2014 [1]	Low [2]	High [2]	2013 [1]	2012 [1]
Adjusted EBITDA [3]	$ 176.9	$ 140	$ 200	$ 1,047.2	$ 1,836.5
Depreciation, depletion and amortization	157.2	155	170	740.3	663.4
Asset retirement obligation expenses	15.6	17	15	66.5	67.0
Amortization of basis difference related to equity affiliates	1.2	-	-	6.3	4.6
Interest income	(3.6)	(2)	(4)	(15.7)	(24.5)
Interest expense	103.3	104	102	408.3	402.3
Loss on early debt extinguishment	-	-	-	16.9	3.3
Income tax (benefit) provision, excluding tax items shown separately below	(51.1)	(30)	(50)	(279.9)	481.7
Adjusted (Loss) Income from Continuing Operations [3]	$ (45.7)	$ (104)	$ (33)	$ 104.5	$ 238.7
Asset impairment and mine closure costs	-	-	-	528.3	929.0
Settlement charges related to the Patriot bankrupty reorganization	-	-	-	30.6	-
Tax benefit related to asset impairment and mine closure costs	-	-	-	(112.8)	(227.3)
Tax benefit related to settlement charges related to the Patriot bankruptcy reorganization	-	-	-	(11.3)	-
Remeasurement (benefit) expense related to foreign income tax accounts	(1.4)	-	-	(44.3)	7.9
Loss from continuing operations, net of income taxes	$ (44.3)	$ (104)	$ (33)	$ (286.0)	$ (470.9)
Diluted EPS - Loss from continuing operations	$ (0.18)	$ (0.39)	$ (0.14)	$ (1.12)	$ (1.80)
Asset impairment and mine closure costs, net of income taxes	-	-	-	1.56	2.61
Settlement charges related to the Patriot bankruptcy reorganization, net of income taxes	-	-	-	0.07	-
Remeasurement (benefit) expense related to foreign income tax accounts	(0.01)	-	-	(0.17)	0.03
Adjusted Diluted EPS [3]	$ (0.19)	$ (0.39)	$ (0.14)	$ 0.34	$ 0.84

[1] Actual historical results.
[2] Range of targeted projected results.
[3] Non-GAAP financial measure defined on slide 2 of this presentation.

This information is intended to be reviewed in conjunction with the company's filings with the Securities and Exchange Commission.

6/11/14

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